Consolidated Balance Sheets Consolidated Balance Sheet (Parentheticals) (USD $) In Millions, except Per Share data, unless otherwise specified	Sep. 30, 2014	Sep. 30, 2013
Par value of preferred stock	$ 0.01	$ 0.01
Preferred stock authorized	50.0	50.0
Preferred stock issued	5.6	2.4
Preferred Stock, Shares Outstanding	5.6	2.4
Common Stock, Par or Stated Value Per Share	$ 0.01	$ 0.01
Common Stock, Shares Authorized	300.0	300.0
Common Stock, Shares, Issued	44.8	32.7
Treasury Stock, Shares	1.8	1.8